Exhibit 99.1

FOURTH AMENDMENT TO CREDIT AGREEMENT

This FOURTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of July 9, 2004, is made by and among various financial institutions parties hereto (collectively, the “Lenders”), Bank of America, N.A., as administrative and collateral agent for the Lenders (in its capacity as administrative and collateral agent, the “Agent”), and UNOVA, Inc., a Delaware corporation (the “Parent”), UNOVA Industrial Automation Systems, Inc., a Delaware corporation, Intermec Technologies Corporation, a Washington corporation, R & B Machine Tool Company, a Michigan corporation, UNOVA JSM, Inc., formerly known as J.S. McNamara Company, a Michigan corporation, Intermec IP Corp., a Delaware corporation, and UNOVA IP Corp., a Delaware corporation (the Parent and each such corporation is individually hereinafter referred to as a “Borrower” and the Parent together with all such corporations are hereinafter collectively referred to as the “Borrowers”).

R E C I T A L S:

A.            WHEREAS, the Borrowers and M M & E, Inc., a Nevada corporation (collectively, the “Original Borrowers”), the Lenders, the Agent, and Heller Financial, Inc., as syndication agent  for the Lenders (the “Syndication Agent”) executed that certain Credit Agreement dated as of July 12, 2001 (as amended from time to time, the “Credit Agreement”) pursuant to which the Lenders have agreed to make available to the Borrowers a revolving line of credit for loans and letters of credit (collectively, the “Loans”);

B.            WHEREAS, the Original Borrowers, the Lenders, the Agent, and the Syndication Agent executed a First Amendment to Credit Agreement dated as of March 1, 2002 (the “First Amendment”);

C.            WHEREAS, the Borrowers, the Lenders, and the Agent executed a Second Amendment to Credit Agreement dated as of April 15, 2003 (the “Second Amendment”;

D.            WHEREAS, the Borrowers, the Lenders, and the Agent executed a Third Amendment to Credit Agreement dated as of March 31, 2004 (the “Third Amendment”; the Credit Agreement, as amended by the First Amendment, the Second Amendment, and the Third Amendment is hereinafter referred to as the “Credit Agreement”); and

E.             WHEREAS, the Borrowers have requested that the Lenders and the Agent agree to amend the Credit Agreement again in certain respects and the Lenders and the Agent have agreed to such request in accordance with the terms of this Amendment.

NOW, THEREFORE, in consideration of the premises, and in order to induce the Lenders  and the Agent to amend the Credit Agreement pursuant to the terms hereof, and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.             Recitals.  The foregoing Recitals are accurate and are incorporated herein and made a part hereof for all purposes.

2.             Definitions.  Unless otherwise defined in this Amendment, all initially capitalized terms and phrases used in this Amendment have the respective meanings given to them in the Credit Agreement.

3.             Amendment to Definition of “Stated Termination Date”.  The definition of “Stated Termination Date” contained in Annex A to the Credit Agreement is hereby amended by replacing the date “July 11, 2004” with “October 8, 2004”.

4.             Amendment to Section 7.22(b).  Section 7.22(b) of the Credit Agreement, entitled “Fixed Charge Coverage Ratio”,  is hereby amended by adding “September 30, 2004” as the last item under the heading “Fixed Charge Test Period Ended” and by adding “.750 : 1.00” as the last item under the heading “Fixed Charge Coverage Ratio”.

5.             Amendment to Section 7.24.  Section 7.24 of the Credit Agreement, entitled “Minimum Tangible Net Worth”,  is hereby amended by replacing the date “June 30, 2004” with “the Termination Date”.

6.             Amendment Fee.  To induce the Agent and the Lenders to execute this Amendment and to extend the maturity of the credit facilities made available to the Borrowers, the Borrowers have agreed to pay to the Agent, for the ratable benefit of the Lenders, a fee (the “Amendment Fee”) equal to one eighth of one percent (.125%) of the Maximum Revolver Amount.  The Borrowers acknowledge and agree that upon the execution of this Amendment by the Borrowers, the Agent, and the Lenders, the Amendment Fee will constitute a part of the Obligations and will be fully earned regardless of whether all of the other conditions precedent to this Amendment are satisfied.  The Amendment Fee is nonrefundable.

7.             Acknowledgment of the Borrowers.  Each Borrower hereby acknowledges and agrees that:  (a) such Borrower has no defense, offset, or counterclaim with respect to the payment of any sum owed to the Lenders or the Agent under the Loan Documents, or with respect to the performance or observance of any warranty or covenant contained in the Credit Agreement or any of the other Loan Documents; and (b) the Lenders and the Agent have performed all obligations and duties owed to such Borrower through the date of this Amendment.

8.             Representations and Warranties of the Borrowers.  To induce the Lenders and the Agent to amend the Credit Agreement, each Borrower represents and warrants to the Lenders and the Agent that:

(a)           Compliance with Credit Agreement.  On the date hereof, such Borrower is in compliance with all of the terms and provisions set forth in the Credit Agreement (as modified by this Amendment) and no Default or Event of Default has occurred and is continuing;

(b)           Representations and Warranties.  On the date hereof, and after giving effect to this Amendment, the representations and warranties set forth in Article 6 of the Credit Agreement are true and correct with the same effect as though such representations and warranties had been made on the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date;

(c)           Corporate Authority.  Such Borrower has full power and authority to consummate this Amendment.  No consent or approval of stockholders or of any public authority or regulatory body which has not been obtained is required as a condition to the validity or enforceability of this Amendment;

(d)           Amendment as Binding Agreement.  This Amendment and the Credit Agreement (as modified by this Amendment) constitute the valid and legally binding obligations of such Borrower fully enforceable against each Borrower in accordance with their respective terms (subject to the effects of bankruptcy, insolvency, reorganization, moratoriums, or other similar laws affecting the rights and remedies of creditors generally); and

(e)           No Conflicting Agreements.  The execution and performance by such Borrower of this Amendment, and the borrowing by the Borrowers under the Credit Agreement (as modified by this Amendment), will not:  (i) to the best knowledge of such Borrower, violate any provision of law, any order of any court or other agency of government, or the Articles of Incorporation or Bylaws of such Borrower; or (ii) violate any material indenture, contract, agreement, or other instrument to which such Borrower is a party, or by which any of its property is bound, or be in conflict with, result in a breach of, or constitute (with due notice and or lapse of time) a default under, any such indenture, contract, agreement, or other instrument; or (iii) result in the creation or imposition of any lien, charge, or encumbrance of any nature whatsoever upon any of the property or assets of such Borrower, other than in favor of the Lenders and the Agent.

9.             Effectiveness of this Amendment. The amendments set forth above will become effective as of the date of this Amendment only upon the receipt by the Agent of all of the following, each (in the case of documents) duly executed and dated the date of execution hereof, in form and substance satisfactory to the Agent:

(a)           this Amendment duly executed by the Agent, the Borrowers, and each Lenders;

(b)           an opinion of the Borrowers’ general counsel or outside counsel, or a combination of both, in form and substance acceptable to the Agent;

(c)           true, complete, and accurate copies, duly certified by an officer of the appropriate Borrower, of all documents evidencing any necessary corporate action, resolutions, consents, and governmental approvals, if any, required for the execution, delivery, and performance of this Amendment and any related document, instrument, or agreement executed or delivered in connection therewith by such Borrower;

(d)           the Amendment Fee; and

(e)           such other instruments, documents, waivers, and consents as the Agent or the Lenders may reasonably request prior to the execution by the Agent and the Lenders of this Amendment.

10.           Effect on Credit Agreement.  Except as specifically amended hereby, the terms and provisions of the Credit Agreement and the other Loan Documents are in all other respects ratified and confirmed and remain in full force and effect.  No reference to this Amendment need be made in any notice, writing, or other communication relating to the Credit Agreement and the other Loan Documents, any such reference to the Credit Agreement and the other Loan Documents to be deemed a reference thereto as respectively amended by this Amendment.  All references to the Credit Agreement and the other Loan Documents in any document, instrument, or agreement executed in connection with the Credit Agreement and the other Loan Documents will be deemed to refer to the Credit Agreement and the other Loan Documents as respectively amended hereby.

11.           Fees and Expenses.  The Borrowers hereby agree to pay all reasonable out-of-pocket expenses incurred by the Agent in connection with the preparation, negotiation, and consummation of this Amendment, and all other documents related hereto, including without limitation, the reasonable fees and expenses of the Lenders’ counsel.

12.           Successors.  This Amendment will be binding upon and inure to the benefit of the Borrowers, the Lenders, the Agent, and their respective successors and assigns, provided, however, that no interest herein may be assigned by any Borrower without the prior written consent of the Agent and each Lender.

13.           Governing Law.  This Amendment is governed by and must be construed in accordance with the applicable law pertaining in the State of New York, other than those conflict of law provisions that would defer to the substantive laws of another jurisdiction.  This governing law election has been made by the parties in reliance (at least in part) on Section 5-1401 of the General Obligations Law of the State of New York, as amended (as and to the extent applicable), and other applicable law.

14.           Counterparts.  This Amendment may be executed in the original or by telecopy in any number of counterparts, each of which will be deemed original and all of which taken together will constitute one and the same Amendment.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.

BORROWERS:

UNOVA, INC.,
a Delaware corporation

By:	/s/ Michael E. Keane
Name:	Michael E. Keane
Title:	Senior Vice President and Chief
Financial Officer

UNOVA INDUSTRIAL AUTOMATION
SYSTEMS, INC., a Delaware corporation

By:	/s/ Michael E. Keane
Name:	Michael E. Keane
Title:	Senior Vice President and Chief
Financial Officer

INTERMEC TECHNOLOGIES
CORPORATION, a Washington corporation

By:	/s/ Michael E. Keane
Name:	Michael E. Keane
Title:	Senior Vice President and Chief
Financial Officer

R & B MACHINE TOOL COMPANY,
a Michigan corporation

By:	/s/ Michael E. Keane
Name:	Michael E. Keane
Title:	Senior Vice President and Chief
Financial Officer

UNOVA JSM, Inc., formerly known as
J.S. MCNAMARA COMPANY, a Michigan corporation

By:	/s/ Michael E. Keane
Name:	Michael E. Keane
Title:	Senior Vice President and Chief
Financial Officer

(SIGNATURE PAGE CONTINUED)

INTERMEC IP CORP.,
a Delaware corporation

By:	/s/ Michael E. Keane
Name:	Michael E. Keane
Title:	Senior Vice President and Chief
Financial Officer

UNOVA IP CORP.,
a Delaware corporation

By:	/s/ Michael E. Keane
Name:	Michael E. Keane
Title:	Senior Vice President and Chief
Financial Officer

AGENT:

BANK OF AMERICA, N.A.

By:	/s/ Scott S. Ward
Name:	Scott S. Ward
Title:	VP

LENDERS:

BANK OF AMERICA, N.A.,
as a Lender

By:	/s/ Scott S. Ward
Name:	Scott S. Ward
Title:	VP

HELLER FINANCIAL, INC.,
as a Lender and as Syndication Agent

By:	/s/ Howard Bailey
Name:	Howard Bailey
Title:	Duly Authorized Signatory

THE CIT GROUP/BUSINESS CREDIT, INC.

By:	/s/ Donald Caskey
Name:	Donald Caskey
Title:	V.P.

CONGRESS FINANCIAL
CORPORATION (WESTERN)

By:	/s/ Paul Truax
Name:	Paul Truax
Title:	Vice President

GMAC COMMERCIAL FINANCE LLC
Successor to
GMAC Business Credit, LLC

By:	/s/ David Grabosky
Name:	David Grabosky
Title:	Vice President

GMAC COMMERCIAL FINANCE LLC
Successor to
GMAC Commercial Credit, LLC

By:	/s/ David Grabosky
Name:	David Grabosky
Title:	Vice President

PNC BANK, NATIONAL ASSOCIATION

By:	/s/ Sunnie Yasuda
Name:	Sunnie Yasuda
Title:	Vice President

COMERICA BANK

By:	/s/ Elroy Peiris
Name:	Elroy Peiris
Title:	Vice President